EXHIBIT 10.2

                                                                  EXECUTION COPY

   COLLATERAL ASSIGNMENT OF UNIT EXCHANGE AND REGISTRATION RIGHTS AGREEMENT


            This Collateral Assignment of Unit Exchange and Registration Rights Agreement (this "Collateral Assignment") is dated as of November 8, 2002, by and between David G. Price, an individual ("DGP"), and The David G. Price Trust dated as of March 5, 1998 (as amended) (the "Trust", and collectively with DGP, the "Assignor") and Masters Funding LLC (the "Assignee"). National Golf Properties, Inc., a Maryland corporation ("NGP"), and American International Golf, Inc., a Delaware corporation("Newco"), have executed this Collateral Assignment solely for the purpose of consenting to the provisions of Paragraph 4 hereof.

                                    RECITALS

            A. Assignor has entered into a certain Credit Support Agreement, dated as of the date hereof ("Credit Support Agreement"), among Assignor, as Borrowers, Assignee, as Lender, and the Lender Guarantors (as defined therein), pursuant to which Lender has agreed to provide Assignor certain credit support thereunder. Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Credit Support Agreement.

            B. As security for the obligations of Assignor under the Credit Support Agreement and the Note, (i) Assignor has pledged to Lender 2,148,074 common limited partnership units of National Golf Operating Partnership, L.P. ("NGOP" and its common limited partnership units, "Units") currently owned by Assignor (such partnership units, the "Price Pledged Securities"), pursuant to a certain Partnership Interest Pledge Agreement, dated as of the date hereof (the "Price Pledge Agreement"), among the Assignor and Assignee and (ii) The Dallas
P. Price Trust dated May 14, 1998 (as amended) (the "DPP Trust") has pledged to Lender 594,930 Units currently owned by the DPP Trust (such partnership units, together with the Price Pledged Securities, the "Pledged Securities"), pursuant to a certain Partnership Interest Pledge Agreement, dated as of the date hereof, between the DPP Trust and Assignee (such pledge agreement, together with the Price Pledge Agreement, the "Pledge Agreements").

            C. Pursuant to that certain Unit Exchange and Registration Rights Agreement, dated as of July 22, 2002, between Newco and NGP, on the one hand, and Assignor, on the other (the "Registration Rights Agreement"), Assignor was given certain registration and exchange rights with respect to the Pledged Securities.

            D. In connection with the provision of such credit support, and to afford to Lender Assignor's rights under the Registration Rights Agreement with respect to the Pledged Securities in the event of a foreclosure on such Pledged Securities, Lender has required that, all of Assignor's rights and remedies under the Registration Rights Agreement be collaterally assigned to Assignee, and Assignee desires to accept such collateral assignment of Assignor's rights and remedies in the Registration Rights Agreement.

            NOW, THEREFORE, in consideration of the recitals set forth above and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereto agree as follows:

                                    AGREEMENT

            1. Grant of Security Interest. As security for the payment in full of the Obligations (as defined in the Pledge Agreements), Assignor hereby collaterally transfers, assigns, and grants a security interest to Assignee in all of Assignor's rights and remedies under the Registration Rights Agreement, and Assignee hereby accepts such collateral assignment.

            2. Default Remedies of Assignee. Effective upon the occurrence and during the continuance of an Event of Default, Assignor hereby irrevocably authorizes and empowers Assignee to enforce Assignor's rights and privileges under the Registration Rights Agreement.

            3. Amendments of Registration Rights Agreement prior to Assignment Date. Assignor represents and warrants that the Registration Rights Agreement in the form attached as Exhibit A hereto is a true, complete copy of such agreement as currently in effect, and that the Registration Rights Agreement has not been amended since entered into. Assignor hereby agrees that it shall not amend, assign or otherwise modify the Registration Rights Agreement in a manner which would have an adverse effect on the rights and remedies of Assignor collaterally assigned hereunder.

            4. Article II of Registration Rights Agreement. NGP, in its capacity as the general partner of NGOP, agrees that the waivers granted with respect to the exchange of Units in Article II of the Registration Rights Agreement shall apply to the Pledged Securities (including any additional Units issued in respect thereof by way of dividend, split or in connection with a combination of Units, recapitalization, merger, consolidation or other reorganization, or otherwise (the "Additional Units")), and Assignee and its permitted assigns under the Registration Rights Agreement may enforce and enjoy the benefits of such waivers with respect to all the Pledged Securities (including the Additional Units), whether such Units are owned by Assignor or the DPP Trust as of the date hereof, in the event of and after foreclosure under the Pledge Agreements on the Pledged Securities. NGP, in its capacity as the general partner of NGOP, acknowledges that Assignee is a "Cash Collateral Lender" under the Registration Rights Agreement and this Collateral Assignment.

            5. Governing Laws. This Collateral Assignment, the legal relations between the parties hereto and the adjudication and the enforcement thereof, shall be governed by and interpreted and construed in accordance with the substantive laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            6. Successors and Assigns. This Collateral Assignment shall inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and permitted assigns. This Collateral Assignment may not be assigned by either party without the prior written consent of the other party hereto.

            7.    Amendment,   Waiver,   and   Termination.   This  Collateral
Assignment may not be amended, modified, waived or terminated except by a writing signed by both the parties hereto.


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


            8. Continuing Security Interest. This Collateral Assignment shall create a continuing security interest in the rights and remedies assigned in
Section 1 and shall remain in full force and effect until payment in full of the obligations of Borrowers under the Credit Support Agreement and the Note.

            9. Headings. The headings in this Collateral Assignment are for the purpose of reference only and shall not limit or otherwise affect the meaning thereof.

            10. Entire Agreement. This Collateral Assignment, together with the other Loan Documents is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

            11. Multiple Counterparts. This Collateral Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall be deemed to constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]






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

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Collateral Assignment as of the date first above written.


                                    DAVID G. PRICE, as an individual and as
                                    trustee under the David G. Price Trust
                                    dated March 5, 1998 (as amended), as
                                    Assignor


                                    By: David G. Price
                                       -----------------------------------------
                                       Name: David G. Price
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    MASTERS FUNDING LLC, as Assignee


                                    By: /s/ John E. Bowman
                                       -----------------------------------------
                                       Name: John E. Bowman
                                            ------------------------------------
                                       Title: Authorized Person
                                             -----------------------------------





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


                                    NATIONAL GOLF PROPERTIES, INC., a
                                    Maryland corporation and general partner of National Golf Operating Partnership, L.P.


                                    By: /s/ Neil M. Miller
                                       -----------------------------------------
                                       Name: Neil M. Miller
                                            ------------------------------------
                                       Title: CFO
                                             -----------------------------------









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


                                    AMERICAN INTERNATIONAL GOLF, INC., a
                                    Delaware corporation


                                    By: /s/ Neil M. Miller
                                       -----------------------------------------
                                       Name: Neil M. Miller
                                            ------------------------------------
                                       Title: Secretary and Treasurer
                                             -----------------------------------



















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